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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 11, 2006

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                        ADVANCED MARKETING SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     0-16002                  95-3768341
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

5880 Oberlin Drive, San Diego, California                         92121
(Address of principal executive offices)                       (Zip Code)


                                 (858) 457-2500
               Registrant's telephone number, including area code

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.01 Entry Into a Material Definitive Agreement.
Amendment to Loan Agreement

         On May 11, 2006, Advanced Marketing Services, Inc., a Delaware corporation (the "Company"), Publishers Group West Incorporated, a California corporation, and Publishers Group Incorporated, a California corporation (collectively, the "Company Borrowers"), entered into an amendment effective as of April 30, 2006 (the "Amendment") to that certain Loan and Security Agreement dated April 27, 2004 (the "Loan Agreement"), by and among the Company Borrowers, certain lenders, and Wells Fargo Foothill, Inc. ("Wells Fargo"), as amended by Amendment Number One dated October 8, 2004 ("Amendment No. 1"); Amendment Number Two dated February 28, 2005 ("Amendment No. 2"); Amendment Number Three dated May 12, 2005 ("Amendment No. 3"); Amendment Number Four dated September 21, 2005 ("Amendment No. 4"); Amendment Number Five dated November 16, 2005 ("Amendment No. 5"); that certain letter agreement dated December 29, 2005 ("Amendment No. 6"); that certain letter agreement dated January 31, 2006 ("Amendment No. 7"); and that certain letter agreement dated March 16, 2006 ("Amendment No. 8"). The Amendment amends the Loan and Security Agreement to extend the deadline to deliver certain audited financial statements to May 31, 2006 for the fiscal year ended March 31, 2004, and to September 30, 2006 for the fiscal years ended March 31, 2005 and March 31, 2006.

         A copy of the Amendment is filed as Exhibit 10.1 to this report and is incorporated herein by reference. A copy of the Loan Agreement was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on April 30, 2004, and is incorporated herein by reference. Copies of Amendments No. 1 and No. 2 were filed as exhibits to the Company's Current Report on Form 8-K filed with the Commission on March 9, 2005, and are incorporated herein by reference. A copy of Amendment No. 3 was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on May 18, 2005, and is incorporated herein by reference. A copy of Amendment No. 4 was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on September 26, 2005, and is incorporated herein by reference. A copy of Amendment No. 5 was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on November 22, 2005, and is incorporated herein by reference. A copy of Amendment No. 6 was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on January 9, 2006, and is incorporated herein by reference. A copy of Amendment No. 7 was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on February 8, 2006, and is incorporated herein by reference. A copy of Amendment No. 8 was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on March 20, 2006, and is incorporated herein by reference. The descriptions of the transactions contained in this report are qualified in their entirety by reference to such exhibits.

Employment Agreement and Change of Control Agreement with Gary M.  Rautenstrauch

         Additionally, on May 15, 2006, the Company entered into an employment agreement with Gary M. Rautenstrauch (the "Employment Agreement") in connection with his appointment as President and Chief Executive Officer of the Company (as described below under Item 5.02). The term of the Employment Agreement expires on May 15, 2008 (the "Term") and may be earlier terminated by either party at any time, with or without cause upon written notice to the other, subject to payment in certain circumstances of the amounts described below, and provided that if the Company terminates Mr. Rautenstrauch without cause more than twenty-one (21) months after the commencement of his employment, it will be required to provide him with three (3) months' notice.

         Under the Employment Agreement, Mr. Rautenstrauch will receive a base salary at an annual rate of $450,000. Mr. Rautenstrauch will also receive a $50,000 bonus which will be reduced by any bonus he receives from his prior employer and which must be returned in the event that he voluntarily terminates his employment or is terminated for cause within one year of the start of his employment. Additionally, Mr. Rautenstrauch will be eligible for a discretionary annual bonus targeted at 50% of his base salary, pro rated for the remaining ten and one-half months of fiscal year 2007 upon meeting certain objectives set by the Company's Board of Directors, and in fiscal year 2008, he will again be eligible for a discretionary annual bonus targeted at 50% of his base salary upon meeting certain objectives set by the Company's Board of Directors. These bonuses may be more or less than the targeted amounts, based on the achievement of the agreed upon goals. Mr. Rautenstrauch will also receive within 90 days of the date of the agreement options to purchase 100,000 shares of the Company's common stock with an exercise price per share equal to the closing price of the Company's common stock on the grant date. These stock options will vest in equal annual installments of 20% on each anniversary of the grant date. The Company will also provide Mr. Rautenstrauch with a temporary living allowance during the first year after the date of the Employment Agreement and will reimburse him for any expenses incurred in relocating, grossed up for applicable state and federal income taxes, during the term of the Employment Agreement.

         Under the Employment Agreement, if (i) the Company terminates Mr. Rautenstrauch's employment other than for cause or (ii) Mr. Rautenstrauch terminates his employment as a result of (a) a reduction in his salary or benefits, (b) a material change in his responsibilities or (c) a change in location of his principal place of employment (collectively, "Good Reason"), Mr. Rautenstrauch will be entitled to (i) continued payment of his then current base salary for the remainder of the Term and (ii) additional severance payments in accordance with the Company's policies for senior executives in effect at the time of termination and in any event no less than six months' base salary.

         In addition, the Company and Mr. Rautenstrauch have entered into a change of control agreement, effective May 15, 2006 (the "Change in Control Agreement"). The Change in Control Agreement expires on May 15, 2007, and will be automatically extended for additional one-year periods unless the Company provides Mr. Rautenstrauch with six months' notice prior to the end of the initial term or any extension term. The Change in Control Agreement provides that if (i) Mr. Rautenstrauch is employed by the Company on a full-time basis during a Protected Period (as defined below), (ii) a change of control subsequently occurs and (iii) Mr. Rautenstrauch (a) is discharged by the Company for any reason other than for cause prior to the one year anniversary of the change of control, (b) terminates his employment with the Company as a result of a failure of any successor company to assume the Change in Control Agreement or for Good Reason prior to the one year anniversary of the change of control or
(c) terminates his employment with the Company for any reason, or for no reason, upon not less than 90 days' prior written notice to the Company, during the period commencing on the one year anniversary of the change of control and ending on the 30th day following the one year anniversary of the change of control, then any of Mr. Rautenstrauch's unvested equity awards and or unvested amounts in the Company's Deferred Compensation Plan will vest and Mr. Rautenstrauch will be entitled to a Severance Payment (as defined below). A Protected Period is defined as the period beginning (i) in the case of a tender offer, on the date of the initial tender offer, (ii) in the case of a merger, consolidation or reorganization, on the date on which serious discussions of such merger, consolidation or reorganization first take place, or (iii) for any other change of control, six months prior to such change in control. Severance Payment is defined as an amount equal to the sum of (a) two times Mr. Rautenstrauch's base salary then in effect for the fiscal year in which a change of control occurs, and (b) 200% of Mr. Rautenstrauch's target bonus, at budget, for the fiscal year in which a change of control occurs.

         A copy of the Employment Agreement and the Change in Control Agreement between Advanced Marketing Services, Inc., and Gary M. Rautenstrauch is filed as
Exhibit 10.2 to this report and is incorporated herein by reference.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On May 15, 2006, the Company announced the appointment of Mr. Rautenstrauch as President and Chief Executive Officer of the Company.

         Mr. Rautenstrauch spent 22 years with Baker & Taylor, a wholesale distributor of books, video and music products and services to retailers and libraries, and was that company's president and chief executive officer from 2001 through 2003. During his career with Baker & Taylor, Mr. Rautenstrauch held numerous positions with the company and its subsidiaries, including executive vice president for technology, executive vice president for distribution, and chief operating officer. Most recently, from August 2005 until May 2006, Mr. Rautenstrauch was the chief executive officer of Blackwell's Book Services, a supplier of books and services to academic and research libraries. Between his time at Baker & Taylor and Blackwell's, Mr. Rautenstrauch served in various consulting capacities.

         Mr. Rautenstrauch, who is 52, holds an MBA in finance from New York University and a bachelor's degree in accounting from the University of Miami.

         The description of Mr. Rautenstrauch's Employment Agreement and Change in Control Agreement in Item 1.01 above is incorporated in this Item 5.02 by reference.

         A copy of the public announcement is filed as Exhibit 99.1 to this report and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

     (c)  Exhibits.

          10.1 Amendment to Loan and Security Agreement, effective as of April 30, 2006

          10.2 Employment Agreement and Change of Control Agreement, dated May 15, 2006, between Advanced Marketing Services, Inc., and Gary M. Rautenstrauch

          99.1 Public Announcement of Advanced Marketing Services, Inc., dated May 15, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 17, 2006                   Advanced Marketing Services, Inc.


                                                      /s/ Curtis R. Smith
                                             -----------------------------------
                                                        Curtis R. Smith
                                                 Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT LIST

Exhibit No.       Exhibit
-----------       -------

  10.1 Amendment to Loan and Security Agreement, effective as of April 30, 2006

  10.2 Employment Agreement and Change of Control Agreement, dated May 15, 2006, between Advanced Marketing Services, Inc., and Gary M. Rautenstrauch

  99.1 Public Announcement of Advanced Marketing Services, Inc., dated May 15, 2006